SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8 K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15 (d) of Securities Exchange Act

                                 March 23, 2004
                                  ------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           GOLDTECH MINING CORPORATION
                                  -------------
             (Exact Name of Registrant as Specified in its Charter)

                         Delaware 2-95836-NY 13-3250816
                 -------------- ----------------- --------------
          (State or other (Commission File No.) (IRS Employer I.D. No.)
                                  Jurisdiction)

                         2200 112th Avenue NE Suite 200
                           Bellevue, Washington 98004
                           --------------------------
                    (Address of Principal Executive Offices)

                                 (425) 452-8639
                               ------------------
                         (Registrant's Telephone Number)


          (Former Name or Former Address if changed Since Last Report)

                               Egan Systems, Inc.
              4904 Waters Edge Drive, Suite 160, Raleigh, NC 27606

Item 4. Changes in Registrant's Certifying Accountant

(a)                        Previous independent accountants

(i) On March 23, 2004, the Registrant dismissed Gabor & Associates from its position as the Company's independent accounts.

(ii) The audit report of Gabor & Associates, on March 24, 2003, for the year ended December 31, 2002 contained a modification expressing substantial doubt as to ability to continue as a going concern. Those audit reports contained no other adverse opinion, disclaimer of opinion or modification of the opinion.

(iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its audit for the most recent fiscal year and the interim period until the date of dismissal , there have been no disagreements with Gabor & Associates on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Gabor & Associates would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent fiscal year and the interim period until the date of dismissal , there have been no reportable events (as defined in Regulation S-K
                           Item 304 (a)(1)(v)).

(vi) The Registrant requested that Gabor & Associates furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

         (b) New independent accounts

         On March 23 , 2004, the Registrant engaged Madsen & Associates, CPA's Inc., to audit its financial statements for the year ended December 31, 2003. During the two most recent fiscal years and through December 31, 2003, the Registrant has not consulted with Madsen & Associates, CPA's, Inc. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advise was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit     SEC              Description of Exhibit
     Number      Reference

        1          16              Letter from Gabor & Associates dated March
                                   23, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: March 23, 2004          Goldtech  Mining  Corporation


                                By:/s/ Ralph Jordanh

GABOR & ASSOCIATES
Certified Public Accountants







March 23, 2004




United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549


To Whom It May Concern:

We have read Item 4 of Form 8-K dated March 18, 2004, of Goldtech Mining Corporation and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statement of the registrant contained in the Form 8-K.

Very truly yours,



/s/ Gabor & Associates